UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2010
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
14400 North 87th Street
Scottsdale, Arizona 85260-3649
(Address of principal executive offices including zip code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b)
     On October 29, 2010, Christopher J. Moore, Executive Vice President, Services of JDA Software Group, Inc. (the “Company”), announced his resignation from the Company effective immediately. Mr. Moore, who has served in that capacity since November 2008, and who previously served as Senior Vice President of Client Support Services, intends to pursue other career opportunities. Mr. Moore did not resign as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2010	JDA Software Group, Inc.
	By:	/s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer